UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

CLEARBRIDGE

VARIABLE ALL CAP VALUE PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio seeks long-term capital growth. Current income is a secondary consideration.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Variable All Cap Value Portfolio for the six-month reporting period ended June 30, 2014. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

Special shareholder notice

The Board of Trustees (the “Board”), on behalf of the ClearBridge Variable All Cap Value Portfolio (the “Portfolio”) has approved a reorganization pursuant to which the Portfolio’s assets would be acquired, and its liabilities would be assumed, by ClearBridge Variable Large Cap Value Portfolio (the “Acquiring Portfolio”), a series of Legg Mason Partners Variable Equity Trust, in exchange for shares of the Acquiring Portfolio. Shares of the Acquiring Portfolio would be distributed to Portfolio shareholders, and the Portfolio would then be terminated.

Portfolio shareholders will not be asked to vote with respect to the reorganization. The reorganization is expected to be effected on or about December 5, 2014. The Portfolio’s Class II shares are closed to purchases effective immediately. The Portfolio’s Class I shares will be closed to purchases two days prior to the anticipated closing date of the reorganization. Prior to the reorganization, shareholders can continue to purchase and redeem shares subject to the limitations described in the Portfolio’s prospectus. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Portfolio shareholders as a result of the reorganization.

A prospectus supplement, dated August 1, 2014, describes the reorganization in more detail. An Information Statement containing important information about the Acquiring Portfolio, outlining the differences between the Portfolio and the Acquiring Portfolio and about the terms and conditions of the reorganization is expected to be mailed in September 2014. Please read the Information Statement carefully, when it is available, because it contains important information about the Portfolio reorganization and the Acquiring Portfolio.

II	ClearBridge Variable All Cap Value Portfolio

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

ClearBridge Variable All Cap Value Portfolio	III

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

IV	ClearBridge Variable All Cap Value Portfolio

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were brief periods of volatility, the U.S. stock market generated strong results during the reporting period. A number of macro issues, including some weak global economic data and geopolitical concerns caused the market to decline in January 2014. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. The market was highly resilient and posted positive returns from March through June 2014. All told, for the six months ended June 30, 2014, the S&P 500 Indexv gained 7.14%. The S&P 500 Index has now tripled since its low in 2009.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2014, with the Russell Midcap Indexvi returning 8.67%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 7.27% and small-cap stocks, as measured by the Russell 2000 Indexviii, rose 3.19%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 5.98% and 7.95%, respectively.

ClearBridge Variable All Cap Value Portfolio	V

Performance review

For the six months ended June 30, 2014, Class I shares of ClearBridge Variable All Cap Value Portfolio1 returned 5.73%. The Portfolio’s unmanaged benchmark, the Russell 3000 Value Index, returned 7.95% over the same time frame. The Lipper Variable Large-Cap Value Funds Category Average2 returned 7.08% for the same period.

Performance Snapshot as of June 30, 2014 (unaudited)
6 months
ClearBridge Variable All Cap Value Portfolio[1]:
Class I	5.73%
Russell 3000 Value Index	7.95%
Lipper Variable Large-Cap Value Funds Category Average[2]	7.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratio for Class I shares was 0.80%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 129 funds in the Portfolio’s Lipper category.

VI	ClearBridge Variable All Cap Value Portfolio

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ClearBridge Variable All Cap Value Portfolio	VII

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2014 and December 31, 2013. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	5.73%	$1,000.00	$1,057.30	0.81%	$4.13	Class I	5.00%	$1,000.00	$1,020.78	0.81%	$4.06

[1]	For the six months ended June 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2014

ClearBridge Variable All Cap Value Portfolio

Security	Shares	Value
Common Stocks — 99.4%
Consumer Discretionary — 8.6%
Diversified Consumer Services — 0.2%
Sotheby’s Holdings Inc.	2,760	$115,892
Hotels, Restaurants & Leisure — 1.2%
Carnival Corp.	17,200	647,580
Leisure Products — 0.4%
Mattel Inc.	5,870	228,754
Media — 3.3%
Walt Disney Co.	20,340	1,743,952
Specialty Retail — 2.9%
Home Depot Inc.	18,890	1,529,334
Textiles, Apparel & Luxury Goods — 0.6%
Coach Inc.	8,750	299,163
Total Consumer Discretionary		4,564,675
Consumer Staples — 2.4%
Food & Staples Retailing — 0.5%
Safeway Inc.	7,431	255,180
Food Products — 1.9%
Unilever PLC	22,250	1,009,465
Total Consumer Staples		1,264,645
Energy — 14.4%
Energy Equipment & Services — 1.2%
Halliburton Co.	9,290	659,683
Oil, Gas & Consumable Fuels — 13.2%
Chevron Corp.	13,720	1,791,146
Devon Energy Corp.	14,890	1,182,266
Exxon Mobil Corp.	10,900	1,097,412
Hess Corp.	11,660	1,153,057
Marathon Oil Corp.	7,830	312,574
Newfield Exploration Co.	8,360	369,512	*
Occidental Petroleum Corp.	7,670	787,172
Royal Dutch Shell PLC, ADR, Class B Shares	3,590	312,366
Total Oil, Gas & Consumable Fuels		7,005,505
Total Energy		7,665,188
Financials — 28.8%
Banks — 11.7%
Citigroup Inc.	28,840	1,358,364
First Republic Bank	11,640	640,083
JPMorgan Chase & Co.	26,356	1,518,633

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2014

ClearBridge Variable All Cap Value Portfolio

Security	Shares	Value
Banks — continued
KeyCorp	49,660	$711,628
Regions Financial Corp.	77,770	825,917
U.S. Bancorp	27,350	1,184,802
Total Banks		6,239,427
Capital Markets — 8.0%
BlackRock Inc.	2,740	875,704
Franklin Resources Inc.	12,770	738,617
Goldman Sachs Group Inc.	6,550	1,096,732
Greenhill & Co. Inc.	5,377	264,817
State Street Corp.	19,024	1,279,554
Total Capital Markets		4,255,424
Insurance — 5.3%
Allied World Assurance Co. Holdings AG	31,800	1,209,036
Axis Capital Holdings Ltd.	20,240	896,227
Chubb Corp.	7,650	705,101
Total Insurance		2,810,364
Real Estate Investment Trusts (REITs) — 2.4%
Pebblebrook Hotel Trust	18,425	680,988
Weyerhaeuser Co.	17,419	576,395
Total Real Estate Investment Trusts (REITs)		1,257,383
Real Estate Management & Development — 1.4%
Jones Lang LaSalle Inc.	5,900	745,701
Total Financials		15,308,299
Health Care — 11.3%
Pharmaceuticals — 11.3%
GlaxoSmithKline PLC, ADR	10,250	548,170
Johnson & Johnson	13,930	1,457,356
Merck & Co. Inc.	31,110	1,799,713
Novartis AG, ADR	19,290	1,746,324
Teva Pharmaceutical Industries Ltd., ADR	8,980	470,732
Total Health Care		6,022,295
Industrials — 12.6%
Aerospace & Defense — 5.7%
Boeing Co.	10,370	1,319,375
Honeywell International Inc.	10,020	931,359
Raytheon Co.	8,310	766,598
Total Aerospace & Defense		3,017,332

See Notes to Financial Statements.

4	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

ClearBridge Variable All Cap Value Portfolio

Security	Shares	Value
Airlines — 0.4%
Alaska Air Group Inc.	2,140	$203,407
Construction & Engineering — 1.3%
EMCOR Group Inc.	3,785	168,546
Fluor Corp.	4,870	374,503
Jacobs Engineering Group Inc.	3,270	174,226	*
Total Construction & Engineering		717,275
Industrial Conglomerates — 2.0%
General Electric Co.	29,320	770,530
McDermott International Inc.	36,060	291,725	*
Total Industrial Conglomerates		1,062,255
Machinery — 3.2%
Allison Transmission Holdings Inc.	17,240	536,164
Joy Global Inc.	9,520	586,241
Stanley Black & Decker Inc.	6,480	569,074
Total Machinery		1,691,479
Total Industrials		6,691,748
Information Technology — 15.6%
Communications Equipment — 2.9%
Cisco Systems Inc.	33,620	835,457
Plantronics Inc.	3,200	153,760
Telefonaktiebolaget LM Ericsson, ADR	48,470	585,518
Total Communications Equipment		1,574,735
Internet Software & Services — 0.9%
eBay Inc.	9,150	458,049	*
Semiconductors & Semiconductor Equipment — 9.0%
Applied Materials Inc.	85,110	1,919,231
KLA-Tencor Corp.	9,100	661,024
Samsung Electronics Co., Ltd., GDR	850	549,100	(a)
Teradyne Inc.	31,020	607,992
Texas Instruments Inc.	13,190	630,350
Veeco Instruments Inc.	10,790	402,035	*
Total Semiconductors & Semiconductor Equipment		4,769,732
Software — 0.8%
Symantec Corp.	18,950	433,955
Technology Hardware, Storage & Peripherals — 2.0%
Apple Inc.	11,730	1,090,069
Total Information Technology		8,326,540

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

ClearBridge Variable All Cap Value Portfolio

Security			Shares	Value
Materials — 3.2%
Chemicals — 1.1%
E.I. du Pont de Nemours & Co.			8,580	$561,475
Metals & Mining — 2.1%
BHP Billiton Ltd., ADR			5,670	388,112
Nucor Corp.			14,850	731,362
Total Metals & Mining				1,119,474
Total Materials				1,680,949
Telecommunication Services — 2.5%
Diversified Telecommunication Services — 1.2%
AT&T Inc.			17,520	619,507
Wireless Telecommunication Services — 1.3%
Vodafone Group PLC, Sponsored ADR			21,405	714,713
Total Telecommunication Services				1,334,220
Total Investments before Short-Term Investments (Cost — $31,523,749)				52,858,559

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.4%
Repurchase Agreements — 0.4%
Interest in $2,100,000,000 joint tri-party repurchase agreement dated 6/30/14 with RBS Securities Inc.; Proceeds at maturity — $212,402; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 2/15/42; Market value — $216,651)	0.050%	7/1/14	$212,402	212,402
Interest in $243,197,000 joint tri-party repurchase agreement dated 6/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $24,598; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/17 to 11/15/42; Market value — $25,336)	0.050%	7/1/14	24,598	24,598
Total Short-Term Investments (Cost — $237,000)				237,000
Total Investments — 99.8% (Cost — $31,760,749#)				53,095,559
Other Assets in Excess of Liabilities — 0.2%				99,640
Total Net Assets — 100.0%				$53,195,199

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

6	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $31,760,749)	$53,095,559
Foreign currency, at value (Cost — $40)	41
Cash	262
Dividends receivable	223,725
Receivable for Portfolio shares sold	23,458
Prepaid expenses	1,918
Total Assets	53,344,963

Liabilities:
Payable for Portfolio shares repurchased	36,119
Investment management fee payable	33,346
Trustees’ fees payable	2,392
Accrued expenses	77,907
Total Liabilities	149,764
Total Net Assets	$53,195,199

Net Assets:
Par value (Note 5)	$20
Paid-in capital in excess of par value	(171,526,407)
Undistributed net investment income	10,056,690
Accumulated net realized gain on investments and foreign currency transactions	193,330,085
Net unrealized appreciation on investments and foreign currencies	21,334,811
Total Net Assets	$53,195,199

Shares Outstanding:
Class I	2,043,511

Net Asset Value:
Class I	$26.03

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Dividends	$11,778,688
Interest	369
Less: Foreign taxes withheld	(152,860)
Total Investment Income	11,626,197

Expenses:
Investment management fee (Note 2)	1,384,317
Shareholder reports	28,520
Fund accounting fees	19,352
Audit and tax	15,027
Trustees’ fees	14,757
Legal fees	13,935
Insurance	5,600
Transfer agent fees	3,779
Custody fees	2,201
Miscellaneous expenses	3,720
Total Expenses	1,491,208
Net Investment Income	10,134,989

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	194,019,837
Foreign currency transactions	1,369
Net Realized Gain	194,021,206
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(196,272,092)
Foreign currencies	1
Change in Net Unrealized Appreciation (Depreciation)	(196,272,091)
Net Loss on Investments and Foreign Currency Transactions	(2,250,885)
Increase in Net Assets From Operations	$7,884,104

See Notes to Financial Statements.

8	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

Statements of changes in net assets (unaudited)

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$10,134,989	$7,660,956
Net realized gain	194,021,206	55,154,106
Change in net unrealized appreciation (depreciation)	(196,272,091)	86,360,649
Increase in Net Assets from Operations	7,884,104	149,175,711

Distributions to Shareholders From (Note 1):
Net investment income	(480,020)	(7,250,005)
Net realized gains	(6,699,225)	(38,063,841)
Decrease in Net Assets from Distributions to Shareholders	(7,179,245)	(45,313,846)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	10,277,343	16,028,883
Reinvestment of distributions	7,179,244	45,313,846
Cost of shares repurchased	(527,801,289)	(101,424,158)
Decrease in Net Assets from Portfolio Share Transactions	(510,344,702)	(40,081,429)
Increase (Decrease) in Net Assets	(509,639,843)	63,780,436

Net Assets:
Beginning of period	562,835,042	499,054,606
End of period*	$53,195,199	$562,835,042
*Includesundistributed net investment income of:	$10,056,690	$401,721

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$24.95	$20.57	$18.19	$19.68	$17.15	$13.42

Income (loss) from operations:
Net investment income	0.67	0.34	0.32	0.26	0.28	0.19
Net realized and unrealized gain (loss)	0.74	6.22	2.41	(1.48)	2.56	3.74
Total income (loss) from operations	1.41	6.56	2.73	(1.22)	2.84	3.93

Less distributions from:
Net investment income	(0.02)	(0.35)	(0.35)	(0.27)	(0.31)	(0.20)
Net realized gains	(0.31)	(1.83)	—	—	—	—
Total distributions	(0.33)	(2.18)	(0.35)	(0.27)	(0.31)	(0.20)

Net asset value, end of period	$26.03	$24.95	$20.57	$18.19	$19.68	$17.15
Total return[3]	5.73%	32.16%	14.98%	(6.20)%[4]	16.60%	29.36%

Net assets, end of period (millions)	$53	$563	$499	$530	$677	$673

Ratios to average net assets:
Gross expenses	0.81%[5]	0.80%	0.81%	0.81%	0.80%	0.80%
Net expenses[6,7]	0.81 [5]	0.80	0.81	0.81	0.80	0.80
Net investment income	5.49 [5]	1.42	1.64	1.32	1.57	1.31

Portfolio turnover rate	10%	17%	21%	12%	16%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (6.25)%.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

See Notes to Financial Statements.

10	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable All Cap Value Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	11

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

12	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$52,858,559	—	—	$52,858,559
Short-term investments†	—	$237,000	—	237,000
Total investments	$52,858,559	$237,000	—	$53,095,559

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

14	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to $1.5 billion	0.750%
Next $0.5 billion	0.700
Next $0.5 billion	0.650
Next $1 billion	0.600
Over $3.5 billion	0.500

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which is provided by Western Asset. For

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$33,567,418
Sales	42,551,208

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,516,981
Gross unrealized depreciation	(182,171)
Net unrealized appreciation	$21,334,810

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2014, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest

At June 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the

16	ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report

same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Class I
Shares sold	415,181	665,049
Shares issued on reinvestment	292,553	1,867,855
Shares repurchased	(21,226,989)	(4,228,114)
Net decrease	(20,519,255)	(1,695,210)

6. Subsequent Event

In July 2014, the Portfolio’s Board of Trustees approved a reorganization pursuant to which the Portfolio’s assets would be acquired, and its liabilities would be assumed, by ClearBridge Variable Large Cap Value Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio. Shares of the Acquiring Portfolio would be distributed to Portfolio shareholders, and the Portfolio would then be terminated.

Portfolio shareholders will not be asked to vote with respect to the reorganization. The reorganization is expected to be effective on or about December 5, 2014.

ClearBridge Variable All Cap Value Portfolio 2014 Semi-Annual Report	17

ClearBridge

Variable All Cap Value Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten*

Dwight B. Crane

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent**

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.
**	Effective on or about September 8, 2014, BNY Mellon Investment Servicing (US) Inc. will serve as the Portfolio’s transfer agent.

ClearBridge Variable All Cap Value Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable All Cap Value Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable All Cap Value Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010088 8/14 SR14-2261

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 21, 2014